                  EXHIBIT 21-LIST OF SUBSIDIARIES AND AFFLIATES


The following are the subsidiaries and affiliated corporations of the Company at
                               December 31, 2001

  Certain subsidiaries have been omitted since they are not significant in the aggregate.

                                                                                             State or Jurisdiction
                                                                                               of Incorporation
                                                                                                or Organization
                                                                               ------------------------------------------------
ELI LILLY AND COMPANY                                                                               Indiana



      Eli Lilly Interamerica, Inc.                                                                  Indiana
         Eli Lilly do Brasil Limitada                                                               Brazil
             Elanco Quimica Limitada                                                                Brazil
         Eli Lilly Interamerica Inc., y Compania Limitada                                            Chile

      STC Pharmaceuticals, Inc.                                                                     Indiana
      Lilly ICOS L.L.C.                                                                            Delaware

      Bounty Labs Corporation                                                                       Indiana
         InnoCentive, LLC                                                                          Delaware

      LE Hesten Energy, LLC                                                                        Delaware

      Dista, Inc.                                                                                   Indiana

      Eli Lilly de Centro America, S.A.                                                            Guatemala
         Eli Lilly de Centro America, Sociedad Anonima                                            Costa Rica

      Eli Lilly y Compania de Mexico, S.A. de C.V.                                                  Mexico
      Dista Mexicana, S.A. de C.V.                                                                  Mexico
      Eli Lilly de Mexico, S.A. de C.V.                                                             Mexico

      Eli Lilly Industries, Inc.                                                                   Delaware
         Del Sol Financial Services, Inc.                                                        British V.I.
             Lilly del Caribe, Inc.                                                              Cayman Isls.


      Eli Lilly and Company (Taiwan), Inc.                                                          Taiwan
      Control Diabetes Services, Inc.                                                               Indiana

      Integrated Medical Systems, Inc.                                                             Colorado

      ELCO Dominicana, S.A.                                                                     Dominican Rep.
      ELCO International Sales Corporation                                                       Virgin Is.-US

      Eli Lilly Finance S.A.                                                                      Switzerland

      Lilly Del Mar, Inc.                                                                   British Virgin Islands
      Lilly Global Services, Inc.                                                                   Indiana

      Lilly Systems Biology PTE LTD                                                                Singapore

      Lilly Spain Holding ETVE, S.L.                                                                 Spain

         Eli Lilly Nederland Holding B.V.                                                         Netherlands
      Eli Lilly Holding Company Ltd.                                                            United Kingdom
                Eli Lilly Holding GmbH                                                              Germany



                  EXHIBIT 21-LIST OF SUBSIDIARIES AND AFFLIATES


The following are the subsidiaries and affiliated corporations of the Company at
                               December 31, 2001

  Certain subsidiaries have been omitted since they are not significant in the aggregate.

                                                                                           State or Jurisdiction
                                                                                              of Incorporation
                                                                                              or Organization
                                                                                          ------------------------
ELI LILLY AND COMPANY   (Cont'd)


      Eli Lilly International Corporation                                                           Indiana
         ELCO Insurance Company, Ltd.                                                               Bermuda

         Eli Lilly Holdings Ltd                                                                 United Kingdom
             Eli Lilly Group Limited                                                            United Kingdom
                   Eli Lilly & Co. LTD.                                                         United Kingdom
                       Dista Products Limited                                                   United Kingdom
                       Eli Lilly & Co (Ireland) Trustee Limited                                 United Kingdom
                       Lilly Industries Limited                                                 United Kingdom
                       Lilly Research Centre Limited                                            United Kingdom
                       Elanco Products Limited                                                  United Kingdom
                       Creative Packaging Limited                                               United Kingdom
                       Greenfield Pharmaceuticals Limited                                       United Kingdom
                       Eli Lilly (Basingstoke) Limited                                          United Kingdom
                       Eli Lilly Leasing Limited                                                United Kingdom
             Eli Lilly Group Pension Trustees Limited                                           United Kingdom

             Lilly Pharma Holding GmbH                                                              Germany
                Lilly Deutschland GmbH                                                              Germany
                Lilly Pharma Fertigung & Distribution GmbH                                          Germany
                   Lilly Pharma Produktion GmbH & Co. KG                                            Germany
                Lilly Forschung GmbH                                                                Germany
                Eli Lilly Ges.m.b.H.                                                                Austria
                Lilly GmbH                                                                          Germany

             Eli Lilly Danmark A/S                                                                  Denmark
             OY Eli Lilly Finland Ab                                                                Finland
             Eli Lilly Norge A.S.                                                                   Norway
             Eli Lilly & Co. (Ireland) Limited                                                      Ireland
             Eli Lilly Sweden AB                                                                    Sweden

         Lilly Turkey A.S.                                                                          Turkey

      Eli Lilly Asia, Inc.                                                                         Delaware

      Eli Lilly Australia Pty. Limited                                                             Australia
         Eli Lilly Australia Custodian Pty. Limited                                                Australia
         Eli Lilly and Company (N.Z.) Limited                                                     New Zealand
             Eli Lilly (NZ)Staff Benefits Custodian Limited                                       New Zealand
             Integrated Disease Management (NZ) Limited                                           New Zealand

                  EXHIBIT 21-LIST OF SUBSIDIARIES AND AFFLIATES


The following are the subsidiaries and affiliated corporations of the Company at
                               December 31, 2001

  Certain subsidiaries have been omitted since they are not significant in the aggregate.

                                                                                           State or Jurisdiction
                                                                                              of Incorporation
                                                                                              or Organization
                                                                                          ------------------------
ELI LILLY AND COMPANY   (Cont'd)

      E L Management Incorporated                                                            Delaware/Nova Scotia

         Eli Lilly Canada Inc.                                                                      Canada

         Eli Lilly S.A.                                                                           Switzerland

             Eli Lilly Export S.A.                                                                Switzerland

             GEMS Services, S.A.                                                                    Belgium

             Elanco Trustees Limited                                                                Ireland
             Kinsale Financial Services, Ltd.                                                       Ireland

             Eli Lilly (Suisse) S.A.                                                              Switzerland
             Eli Lilly Vostok SA, Geneva                                                          Switzerland
             Oldfields Financial Management S.A.                                                  Switzerland

             Eli Lilly Suzhou Pharmaceutical Company Limited                                         China

             Eli Lilly Nederland B.V.                                                             Netherlands
                Lilly Development Centre S.A.                                                       Belgium
                Lilly Services S.A.                                                                 Belgium
                Lilly Clinical Operations S.A.                                                      Belgium
                Eli Lilly CR s.r.o.                                                              Czech Repub.
                Eli Lilly Regional GmbH                                                             Austria
                Eli Lilly Egypt                                                                      Egypt
                   ELCO SAE                                                                          Egypt
                PaRxner B.V.                                                                      Netherlands

                Elco Participation, sarl                                                            France
                   Lilly France S.A.S                                                               France
                       Elsa France, S.A.                                                            France
                       LICO sarl                                                                    France
                       Eli Lilly Italia S.p.A.                                                       Italy
                       Eli Lilly Benelux, S.A.                                                      Belgium
                       Dista-Produtos Quimicos & Farmaceuticos,LDA                                 Portugal
                       Lilly-Farma, Produtos Farmaceuticos, Lda.                                   Portugal
                       Vital Farma Productos Farmaceuticos                                         Portugal

                Dista Italia S.r.l.                                                                  Italy
                Pharmaserve - Lilly S.A.C.I.                                                        Greece
                Pharmabrand, S.A.C.I.                                                               Greece
                PRAXICO Ltd.                                                                        Hungary
                Lilly Hungaria KFT                                                                  Hungary
                Eli Lilly (Philippines), Incorporated                                             Philippines
                Eli Lilly (India) Private Limited                                                    India
                Eli Lilly Israel Ltd.                                                               Israel
                Eli Lilly Japan K.K.                                                                 Japan
                   Chugai Lilly Clinical Research Co, LTD.                                           Japan

                  EXHIBIT 21-LIST OF SUBSIDIARIES AND AFFLIATES


The following are the subsidiaries and affiliated corporations of the Company at
                               December 31, 2001

  Certain subsidiaries have been omitted since they are not significant in the aggregate.

                                                                                           State or Jurisdiction
                                                                                              of Incorporation
                                                                                              or Organization
                                                                                          ------------------------
                Eli Lilly Asian Operations, Limited                                             Hong Kong, PRC

                Lilly Korea LTD.                                                                     Korea
                Elanco Animal Health, Korea, Ltd.                                                    Korea
                Eli Lilly Malaysia Sdn Bhd.                                                        Malaysia
                Eli Lilly Maroc S.a.r.l.                                                            Morocco
                TDM BV                                                                            Netherlands
                Andean Technical Operations Center                                                   Peru
                Lilly Pharma Ltd.                                                                   Russia
                Eli Lilly Pakistan (Pvt.) Ltd.                                                     Pakistan
                Eli Lilly Polska Sp. z.o.o. (Ltd.)                                                  Poland
                Lilly Grodzisk Sp. z.o.o.                                                           Poland
                Vitalia Pharma Sp. Z.o.o.                                                           Poland
                Eli Lilly Asia Pacific Pte. Ltd.                                                   Singapore
                Lilly-NUS Centre for Clinical Pharmacology Pte. Ltd.                               Singapore
                Eli Lilly (S.A.) (Proprietary) Limited                                           South Africa
                Elanco-Valquimica, S.A.                                                              Spain
                   Dista, S.A.                                                                       Spain
                   Lilly, S.A.                                                                       Spain
                   Spaly Bioquimica, S.A.                                                            Spain
                   Irisfarma S.A.                                                                    Spain


                Eli Lilly Nigeria Ltd.                                                              Nigeria


                Eli Lilly y Compania de Venezuela, S.A.                                            Venezuela
                Dista Products & Compania Venezuela S.A.                                           Venezuela